As Filed with the Securities and Exchange Commission on March 7, 2007

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 7, 2007

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1‑6523
(Commission File Number)

56‑0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

Item 8.01.   Other Events

Bank of America Corporation, a Delaware corporation ("Bank of America"), is filing this Current Report on Form 8-K for the purpose of updating the description of its Common Stock. That description has been filed previously with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (as amended), and updated and amended from time to time.  To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings.

DESCRIPTION OF BANK OF AMERICA CAPITAL STOCK

             The statements in this description of Bank of America capital stock are brief summaries of, and are subject to the provisions of, Bank of America's amended and restated certificate of incorporation and bylaws, preferred stock certificates of designation and the relevant provisions of the Delaware General Corporation Law.

Description of Common Stock

              Under Bank of America's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation"), Bank of America has 7.5 billion shares of common stock, $0.01 par value per share (the "Common Stock"), authorized for issuance. Approximately 4.46 billion shares of Common Stock were outstanding on December 31, 2006.  The Common Stock trades on the New York Stock Exchange and on the Pacific Exchange under the symbol "BAC." The Common Stock also is listed on the London Stock Exchange, and certain shares of the Common Stock are listed on the Tokyo Stock Exchange.  As of December 31, 2006, approximately 475 million shares of Common Stock were reserved for issuance in connection with various Bank of America employee and director benefit plans, the conversion of Bank of America's outstanding convertible securities and for other purposes.  After taking into account the reserved shares of Common Stock, Bank of America had approximately 2.56 billion authorized shares of Common Stock available for issuance as of December 31, 2006.

Voting and Other Rights

                Holders of Common Stock are entitled to one vote per share.  Generally, a director is elected if the votes cast for the nominee's election exceed the votes cast against the nominee's election. However, the directors will be elected by a plurality of the votes cast at any stockholders' meeting for which the secretary of Bank of America receives a notice that a stockholder has nominated a person for election as a director in compliance with Bank of America's advance notice requirements for stockholder nominees and such nomination has not been timely withdrawn. There are no cumulative voting rights.

                 In general, a majority of votes cast on a matter is sufficient to take action upon routine matters; however, (1) amendments to the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the outstanding shares of each class entitled to vote on those amendments as a class; and (2) a merger or dissolution or the sale of all or substantially all of Bank of America's assets must be approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding voting shares.

                 In the event of Bank of America's liquidation, holders of Common Stock will be entitled to receive pro rata any assets legally available for distribution to Bank of America stockholders, subject to any prior rights of any Preferred Stock (defined below) then outstanding.

                The Common Stock does not have any preemptive rights, redemption privileges, sinking fund privileges, or conversion rights.  All the outstanding shares of Common Stock are, and upon proper conversion of any convertible securities, all of the shares of Common Stock into which these securities are converted will be, validly issued, fully paid, and nonassessable.

               Computershare Trust Company, N.A. is the transfer agent and registrar for the Common Stock.

Dividends

              Subject to the preferential rights of any holders of any outstanding series of Preferred Stock, the holders of Common Stock are entitled to receive dividends or distributions, whether payable in cash or otherwise, as the Bank of America board of directors may declare out of funds legally available for these payments.  Stock dividends, if any are declared, may be paid from authorized but unissued shares of Common Stock.

              As a bank holding company, the ability of Bank of America to pay dividends will be affected by the ability of its banking subsidiaries to pay dividends.  The ability of such banking subsidiaries, as well as of Bank of America, to pay dividends in the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines.

Description of Preferred Stock

              Bank of America has 100 million shares of preferred stock, par value $0.01 per share ("Preferred Stock") authorized and may issue Preferred Stock in one or more series, each with such preferences, designations, limitations, conversion rights, and other rights as Bank of America may determine.  As of the date hereof, Bank of America has designated:

(1)        3 million shares of ESOP Convertible Preferred Stock, Series C ("ESOP Preferred Stock"), none of which are issued and outstanding;

(2)        35,045 shares of 7% Cumulative Redeemable Preferred Stock, Series B ("Series B Preferred Stock"), of which 7,739 shares were issued and outstanding at December 31, 2006;

(3)        20 million shares of $2.50 Cumulative Convertible Preferred Stock, Series BB ("Series BB Preferred Stock"), none of which are issued and outstanding;

(4)        34,500 shares of 6.204% Non-Cumulative Preferred Stock, Series D ("Series D Preferred Stock), of which 33,000 shares were issued and outstanding at December 31, 2006;

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(5)        85,100 shares of Floating Rate Non-Cumulative Preferred Stock, Series E ("Series E Preferred Stock"), of which 81,000 shares were issued and outstanding at December 31, 2006;

(6)        7,001 shares of Floating Rate Non-Cumulative Preferred Stock, Series F ("Series F Preferred Stock"), none of which are issued and outstanding; and

(7)        8,501 shares of Adjustable Rate Non-Cumulative Preferred Stock, Series G ("Series G Preferred Stock"), none of which are issued and outstanding.

            All shares of ESOP Preferred Stock and Series BB Preferred Stock previously have been redeemed or converted by their terms, and no further shares of either series may be issued without further action by the Bank of America board of directors.

            The remaining series of Preferred Stock will have the general dividend, voting, and liquidation preference rights stated below unless otherwise fixed by the Bank of America board of directors, subject to the terms of the Certificate of Incorporation.

Series B Preferred Stock

            Preferential Rights.  The shares of Series B Preferred Stock rank senior to the Common Stock and rank equally with the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock as to dividends and upon liquidation.  The Series B Preferred Stock is not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock.  Bank of America may issue stock with preferences superior or equal to the Series B Preferred Stock without the consent of holders of Series B Preferred Stock.

            Dividends.  Holders of shares of Series B Preferred Stock are entitled to receive, when and as declared by the Bank of America board of directors, out of funds legally available for payment, cumulative cash dividends at an annual dividend rate per share of 7.00% of the stated value per share of Series B Preferred Stock.  The stated value per share of the Series B Preferred Stock is $100.  Dividends are payable quarterly.  Bank of America cannot declare or pay cash dividends on any shares of Common Stock unless full cumulative dividends on the Series B Preferred Stock have been paid or declared and funds sufficient for the payment have been set apart.

            Voting Rights.  Each share of Series B Preferred Stock has equal voting rights, share for share, with each share of Common Stock.

           Distributions.  In the event of Bank of America's voluntary or involuntary dissolution, liquidation, or winding up, the holders of Series B Preferred Stock are entitled to receive, after payment of the full liquidation preference on shares of any class of Preferred Stock ranking superior to Series B Preferred Stock, but before any distribution on shares of Common Stock, liquidating dividends of $100 per share plus accumulated dividends.

          Redemption.  Shares of Series B Preferred Stock are redeemable, in whole or in part, at the option of the holders, at the redemption price of $100 per share plus accumulated dividends,

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provided that (1) full cumulative dividends have been paid, or declared and funds sufficient for payment set apart, upon any class or series of Preferred Stock ranking superior to the Series B Preferred Stock; and (2) Bank of America is not then in default or in arrears on any sinking fund or analogous fund or call for tenders obligation or agreement for the purchase of any class or series of Preferred Stock ranking superior to Series B Preferred Stock.

 Series D Preferred Stock

Preferential Rights.. The Series D Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock as to dividends and distributions upon Bank of America's liquidation, dissolution, or winding up. The Series D Preferred Stock is not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series D Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences superior or equal to the Series D Preferred Stock without the consent of the holders of the Series D Preferred Stock.

Dividends. Holders of the Series D Preferred Stock are entitled to receive non-cumulative cash dividends, when, as, and if declared by the Bank of America board of directors (or a duly authorized committee thereof) out of funds legally available for payment, at a rate per annum equal to 6.204% on the liquidation amount of $25,000 per share. Dividends on the Series D Preferred Stock are non-cumulative and are payable quarterly in arrears. If the Bank of America board of directors does not declare a dividend on the Series D Preferred Stock or declares less than a full dividend for any dividend period, the holders of the Series D Preferred Stock will have no right to receive any dividend or a full dividend, as the case may be, for that dividend period, and Bank of America will have no obligation to pay a dividend or to pay full dividends for that dividend period, whether or not dividends are declared and paid for any future dividend period with respect to the Series D Preferred Stock or any other series of Preferred Stock.

As long as shares of Series D Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series D Preferred unless full dividends on all outstanding shares of Series D Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. In addition, as long as shares of Series D Preferred Stock remain outstanding, Bank of America cannot declare or pay dividends on capital stock ranking equally with the Series D Preferred Stock for any period unless full dividends on all outstanding shares of Series D Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series D Preferred Stock and on any capital stock ranking equally with the Series D Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series D Preferred Stock and the holders of any capital stock ranking equally with the Series D Preferred Stock.

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Voting Rights. Holders of Series D Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series D Preferred Stock. If any quarterly dividend payable on the Series D Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series D Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series D Preferred Stock, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series D Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.

Distributions. In the event of Bank of America's voluntary or involuntary liquidation, dissolution or winding up, holders of Series D Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America's assets may be made to or set aside for the holders of its capital stock ranking junior to the Series D Preferred Stock as to distributions, a liquidating distribution of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series D Preferred Stock are not subject to a sinking fund.

Redemption. Bank of America may redeem the Series D Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series D Preferred Stock on or after September 14, 2011, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.

Series E Preferred Stock

Preferential Rights. The Series E Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock as to dividends and distributions on Bank of America's liquidation, dissolution, or winding up. The Series E Preferred Stock is not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series E Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences superior or equal to the Series E Preferred Stock without the consent of the holders of the Series E Preferred Stock.

Dividends. Holders of the Series E Preferred Stock are entitled to receive non-cumulative cash dividends, when, as, and if declared by the Bank of America board of directors (or a duly authorized committee thereof) out of funds legally available for payment, at a rate per annum equal to the greater of (a) Three-Month LIBOR plus a spread of 0.35% and (b) 4.00%, on the liquidation amount of $25,000 per share. Dividends on the Series E Preferred Stock are non-cumulative and are payable quarterly in arrears. If the Bank of America board of directors does not declare a dividend on the Series E Preferred Stock or declares less than a full dividend for any dividend period, the holders of the Series E Preferred Stock will have no right to receive any dividend or a full dividend, as the case may be, for that dividend period, and Bank of America will have no obligation to pay a dividend or to pay full dividends for that dividend period,

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whether or not dividends are declared and paid for any future dividend period with respect to the Series E Preferred Stock or any other series of Preferred Stock.

As long as shares of Series E Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series E Preferred Stock unless full dividends on all outstanding shares of Series E Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. In addition, as long as shares of Series E Preferred Stock remain outstanding, Bank of America cannot declare or pay dividends on any shares of capital stock ranking equally with the Series E Preferred Stock unless full dividends on all outstanding shares of Series E Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series E Preferred Stock and on any capital stock ranking equally with the Series E Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series E Preferred Stock and the holders of any capital stock ranking equally with the Series E Preferred Stock.

Voting Rights. Holders of Series E Preferred Stock do not have voting rights, except as specifically required by Delaware law and in the case of certain dividend arrearages in relation to the Series E Preferred Stock. If any quarterly dividend payable on the Series E Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series E Preferred Stock will be entitled to vote as a class, together with the holders of all series of Preferred Stock ranking equally with the Series E Preferred Stock, for the election of two directors to fill newly created directorships. When Bank of America has paid full dividends on the Series E Preferred Stock for at least four quarterly dividend periods following a dividend arrearage described above, these voting rights will terminate.

Distributions. In the event of Bank of America's voluntary or involuntary liquidation, dissolution or winding up, holders of Series E Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America's assets may be made to or set aside for the holders of its capital stock ranking junior to the Series E Preferred Stock as to distributions, a liquidating distribution of $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series E Preferred Stock are not subject to a sinking fund.

Redemption. Bank of America may redeem the Series E Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series E Preferred Stock on or after November 15, 2011, at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends.

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Series F Preferred Stock

Preferential Rights . The Series F Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series G Preferred Stock as to dividends and distributions upon Bank of America's liquidation, dissolution, or winding up. The Series F Preferred Stock is not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series F Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences superior or equal to the Series F Preferred Stock without the consent of the holders of the Series F Preferred Stock.

Dividends. Holders of the Series F Preferred Stock are entitled to receive non-cumulative cash dividends, when, as, and if declared by the Bank of America board of directors (or a duly authorized committee thereof) out of funds legally available for payment, on the liquidation preference of $100,000 per share of Series F Preferred Stock, payable quarterly in arrears. Dividends on each share of Series G Preferred Stock will accrue on the liquidation preference of $100,000 per share (1) if the Series F Preferred Stock is issued before March 15, 2012, to but excluding March 15, 2012 at a rate per annum equal to Three-Month LIBOR plus a spread of 0.40%, and (2) thereafter at a rate per annum equal to the greater of (a) Three-Month LIBOR plus a spread of 0.40% and (b) 4.00%.

Dividends on the Series F Preferred Stock are non-cumulative. If the Bank of America board of directors does not declare a dividend on the Series F Preferred Stock or declares less than a full dividend for any dividend period, the holders of the Series F Preferred Stock will have no right to receive any dividend or a full dividend, as the case may be, for that dividend period, and Bank of America will have no obligation to pay a dividend or to pay full dividends for that dividend period, whether or not dividends are declared and paid for any future dividend period with respect to the Series F Preferred Stock or any other series of Preferred Stock.

As long as shares of Series F Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series F Preferred Stock unless full dividends on all outstanding shares of Series F Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. In addition, as long as shares of Series F Preferred Stock remain outstanding, Bank of America cannot declare or pay dividends on any shares of its capital stock ranking equally with the Series F Preferred Stock unless full dividends on all outstanding shares of Series F Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series F Preferred Stock and on any capital stock ranking equally with the Series F Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series F Preferred Stock and the holders of any capital stock ranking equally with the Series F Preferred Stock.

Voting Rights. Holders of Series F Preferred Stock do not have voting rights, except as specifically required by Delaware law.

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Distributions. In the event of Bank of America's voluntary or involuntary liquidation, dissolution or winding up, holders of Series F Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America's assets may be made to or set aside for the holders of its capital stock ranking junior to the Series F Preferred Stock as to distributions, a liquidating distribution of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series F Preferred Stock are not subject to a sinking fund.

Redemption. Bank of America may redeem the Series F Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series F Preferred Stock on or after the later of March 15, 2012 and the date of original issuance of the Series F Preferred Stock at the redemption price equal to $100,000 per share, plus dividends that have been declared but not paid plus any accrued and unpaid dividends for the then-current dividend period to the redemption date.

Series G Preferred Stock

Preferential Rights . The Series G Preferred Stock ranks senior to the Common Stock and ranks equally with the Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as to dividends and distributions upon Bank of America's liquidation, dissolution, or winding up. The Series G Preferred Stock is not convertible into or exchangeable for any shares of Common Stock or any other class of Bank of America capital stock. Holders of the Series G Preferred Stock do not have any preemptive rights. Bank of America may issue stock with preferences superior or equal to the Series G Preferred Stock without the consent of the holders of the Series G Preferred Stock.

Dividends. Holders of the Series G Preferred Stock are entitled to receive non-cumulative cash dividends, when, as, and if declared by the Bank of America board of directors (or a duly authorized committee thereof) out of funds legally available for payment, on the liquidation preference of $100,000 per share of Series G Preferred Stock, payable as follows: (1) if the Series G Preferred Stock is issued before March 15, 2012, semi-annually in arrears through March 15, 2012, and (2) from the later of March 15, 2012 and the date the Series G Preferred Stock is issued, quarterly in arrears. Dividends on each share of Series G Preferred Stock will accrue on the liquidation preference of $100,000 per share (1) if the Series G Preferred Stock is issued before March 15, 2012, to but excluding March 15, 2012 at a rate per annum equal to 5.63%, and (2) thereafter at a rate per annum equal to the greater of (a) Three-Month LIBOR plus a spread of 0.40% and (b) 4.00%.

Dividends on the Series G Preferred Stock are non-cumulative. If the Bank of America board of directors does not declare a dividend on the Series G Preferred Stock or declares less than a full dividend for any dividend period, the holders of the Series G Preferred Stock will have no right to receive any dividend or a full dividend, as the case may be, for that dividend period, and Bank of America will have no obligation to pay a dividend or to pay full dividends for that dividend period, whether or not dividends are declared and paid for any future dividend period with respect to the Series G Preferred Stock or any other series of Preferred Stock.

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As long as shares of Series G Preferred Stock remain outstanding, Bank of America cannot declare or pay cash dividends on any shares of Common Stock or other capital stock ranking junior to the Series G Preferred Stock unless full dividends on all outstanding shares of Series G Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. In addition, as long as shares of Series G Preferred Stock remain outstanding, Bank of America cannot declare or pay dividends on any shares of its capital stock ranking equally with the Series G Preferred Stock unless full dividends on all outstanding shares of Series G Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside. If Bank of America declares dividends on the Series G Preferred Stock and on any capital stock ranking equally with the Series G Preferred Stock but cannot make full payment of those declared dividends, Bank of America will allocate the dividend payments on a pro rata basis among the holders of the shares of Series G Preferred Stock and the holders of any capital stock ranking equally with the Series G Preferred Stock.

Voting Rights. Holders of Series G Preferred Stock do not have voting rights, except as specifically required by Delaware law.

Distributions. In the event of Bank of America's voluntary or involuntary liquidation, dissolution or winding up, holders of Series G Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution or payment out of Bank of America's assets may be made to or set aside for the holders of its capital stock ranking junior to the Series G Preferred Stock as to distributions, a liquidating distribution of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to the date of liquidation. Shares of Series G Preferred Stock are not subject to a sinking fund.

Redemption. Bank of America may redeem the Series G Preferred Stock, in whole or in part, at its option, on any dividend payment date for the Series G Preferred Stock on or after the later of March 15, 2012 and the date of original issuance of the Series G Preferred Stock at the redemption price equal to $100,000 per share, plus dividends that have been declared but not paid plus any accrued and unpaid dividends for the then-current dividend period to the redemption date.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:      /s/ TERESA M. BRENNER
                                                                                        TERESA M. BRENNER
                                                                                        Associate General Counsel

Dated:  March 7, 2007